UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2013

Immune Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Current Report on Form 8-K/A is an amendment to the Current Report on Form 8-K filed by Immune Pharmaceuticals Inc. on August 29, 2013 to report the closing on August 25, 2013 of the merger of Immune Pharmaceuticals Inc. (formerly EpiCept Corporation (“EpiCept”)) with Immune Pharmaceuticals Ltd. (“Immune Ltd.”) in accordance with the terms of that certain Merger Agreement and Plan of Reorganization, dated as of November 7, 2012, and as amended on November 27, 2012, February 11, 2013, March 14, 2013 and June 17, 2013, by and among EpiCept, EpiCept Israel Ltd. and Immune Ltd. This amendment is being filed to provide, in connection with the closing of the transaction, the historical audited and unaudited financial information, and unaudited pro forma financial information, required to be filed under Item 9.01 as listed below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following historical financial statements of Immune are included in this report:

(i) Unaudited Consolidated balance sheets as of June 30, 2013 and December 31, 2012, consolidated statements of operations and comprehensive loss for the three and six months ended June 30, 2013 and 2012 and for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013, the consolidated statement of stockholders’ deficit for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013, the consolidated statements of cash flows for the six months ended June, 2013 and 2012 and for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013.

(ii) Audited Consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations and comprehensive loss, changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2012 and for the cumulative period from July 11, 2010 (date of inception) through December 31, 2012.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements giving effect to the merger of EpiCept and Immune, completed August 25, 2013 (as of June 30, 2013) are included in this report:

(i) Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013.

(ii) Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.

(c) Exhibits.

23.1 Consent of EisnerAmper LLP, Independent Registered Public Accounting Firm.

99.1 Unaudited Consolidated balance sheets as of June 30, 2013 and December 31, 2012, consolidated statements of operations and comprehensive loss for the three and six months ended June 30, 2013 and 2012 and for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013, the consolidated statement of stockholders’ deficit for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013, the consolidated statements of cash flows for the six months ended June, 2013 and 2012 and for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013.

99.2 Audited Consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations and comprehensive loss, changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2012 and for the cumulative period from July 11, 2010 (date of inception) through December 31, 2012.

99.3 Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Pharmaceuticals Inc.

October 30, 2013	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP, Independent Registered Public Accounting Firm.
99.1	Unaudited Consolidated balance sheets as of June 30, 2013 and December 31, 2012, consolidated statements of operations and comprehensive loss for the three and six months ended June 30, 2013 and 2012 and for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013, the consolidated statement of stockholders' deficit for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013, the consolidated statements of cash flows for the six months ended June, 2013 and 2012 and for the cumulative period from July 11, 2010 (date of inception) through June 30, 2013.
99.2	Audited Consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations and comprehensive loss, changes in shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2012 and for the cumulative period from July 11, 2010 (date of inception) through December 31, 2012.
99.3	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 and Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.